UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 5, 2026
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2026, Salesforce, Inc. (the “Company”) announced that Srini Tallapragada has decided to step down from his role as President and Chief Engineering and Customer Success Officer of the Company, effective August 6, 2026, and will transition to serve the Company as Special Advisor to the Chief Executive Officer through August 6, 2027, assisting in the transition of his duties; product, technology and innovation matters; business development; and customer-related matters.
The Company has entered into an agreement (the “Transition Agreement”) with Mr. Tallapragada setting forth the terms of Mr. Tallapragada’s transition arrangements. Mr. Tallapragada will be employed through August 6, 2027 (the “Transition Period”). The Transition Period may be terminated earlier by the Company for cause (as defined in the Transition Agreement) or by Mr. Tallapragada for any reason upon ten days’ written notice. The Transition Agreement also provides for automatic termination upon Mr. Tallapragada’s acceptance of employment or other full-time services for compensation with a third party. Through January 31, 2027, Mr. Tallapragada’s cash compensation will be composed of salary at his current rate and annual bonus. For the remainder of the Transition Period, his cash compensation will be calculated based on a rate of $75,000 per year. During the Transition Period, previously granted equity awards will continue to vest in accordance with their terms. The Transition Agreement provides for a customary release of claims by Mr. Tallapragada and reaffirmation of his obligations under an employee inventions and proprietary rights assignment agreement.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 5, 2026	Salesforce, Inc.

/s/ SABASTIAN NILES
Sabastian Niles President and Chief Legal Officer